                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We hereby consent to the use in the Prospectus constituting part of the Registration Statement on Form S-11 of our report relating to the balance sheet of the Company dated November 8, 1996 and our report relating to the consolidated financial statements of Northgate Country Club dated December 13, 1996. We also consent to the references to us under the heading "Experts" in such Prospectus.



PRICE WATERHOUSE LLP
Costa Mesa, California
January 14, 1997

                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    We consent to the use in this Registration Statement of Golf Trust of America, Inc. on Amendment No. 1 to Form S-11 of our report dated November 13, 1996 on the September 30, 1996 and December 31, 1995 and 1994 financial statements of Olde Atlanta Golf Club Limited Partnership. We also consent to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


                                          CROWE, CHIZEK AND COMPANY LLP

Oak Brook, Illinois
January 14, 1997

                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We consent to the inclusion in this registration statement of Golf Trust of America on Form S-11 of our report dated December 6, 1996, on our audits of the financial statements of Bright's Creek Development, L.L.C. as of September 30, 1996 and December 31, 1995 and 1994, and for the nine-month period ended September 30, 1996, the year ended December 31, 1995, and for the period from inception (May 17, 1994) through December 31, 1994. We also consent to the reference of our firm under the caption "Experts."


                                                        COOPERS & LYBRAND L.L.P.

Birmingham, Alabama
January 13, 1997

                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


    We hereby consent to the use in the Prospectus constituting a part of this Registration Statement on Form S-11 of our reports dated December 11, 1996, relating to the financial statements of Legends Golf, Golf Legends, Ltd., Heritage Golf Club, Ltd., Seaside Resorts, Ltd., and Legends of Virginia, LC. We also consent to the reference to us under the caption "Experts" in the Prospectus.



BDO SEIDMAN, LLP
Charlotte, North Carolina
January 13, 1997


                                      D-1